SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

Deutsche Diversified Market Neutral Fund

Effective May 11, 2015, Henderson Alternative Investment Advisor Limited (“Henderson”) resigned as a subadvisor. All references to Henderson in the fund’s prospectus and summary prospectus are deleted.

The fund’s advisor, Deutsche Investment Management Americas Inc. (the “Advisor”), has reallocated the assets overseen by Henderson to the remaining investment management teams. The Advisor is currently reviewing its options, which may include recommending new subadvisors, or other alternatives. The appointment of any new subadvisor would be subject to Board approval.

Please Retain This Supplement for Future Reference

May 14, 2015
PROSTKR-489